JBT Investor Presentation March 2017

These slides and the accompanying presentation contain “forward-looking” statements, including statements about management’s expectations regarding trends in the food markets, strategic initiatives, acquisition strategies and long-term goals, which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward- looking statements. JBT Corporation’s (the “Company”) most recent filings with the Securities and Exchange Commission include information concerning factors, including the factors set forth under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2017 that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties. Forward-Looking Statements 2

JBT Snapshot 3 One Purpose & Set of Values Across the Entire Organization Leading Global Technology Solutions Provider to High-value Segments of the Food & Beverage Industry 69% 31% Total Revenue $1.4 billion Segment Operating Profit $158 million 72% 28% 2016 at a Glance AeroTech FoodTech Founded Listed Market Cap Employees Customers Countries Locations 1884 JBT (NYSE) $2.5 billion1 5,000 500+ 25+ 20+ 1As of March 6, 2017

Enjoy Lunch Day Ends Drive to Airport Day Begins Enjoy Dinner… …& Dessert Fly to Meeting Feed Pet Grocery Shop Attend Meeting Enjoy Breakfast 4 If you ate or drank something today, there’s a good chance JBT equipment played a critical role in its preparation

Our FoodTech Solutions for Customers

Food Production Value Chain

Primary | Secondary | Further | EOL

Protein Technology (48%)[1]: Primary; Portioning; Inspection; Mixing / Grinding / Blending; Injecting / Marination; Filling / Forming; Weighing / Packaging; Coating/ Frying; Cooking; Freezing; Slicing; Packaging; Preservation; Inspection

Liquid Food Solutions (46%)[1]: Raw Material Handling; Extraction / Refining; Beverage Handling; Pasteurizing / Evaporation / Bulk Filling; Storage; Thawing; Ingredient & H_2O Prep; Mixing / Metering; Blending; Sterilization; CIP/ Controls & Instruments; Filling; Packaging; Preservation

Market Leader | Room to Grow | Capability Gap

Customers

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[1]Represents % of FoodTech segment revenue of $928M for FY 2016; the balance (6%) represents revenue of Automated Systems

Margins Reinvest Grow Returns 6 Durable Shareholder Value Creation “Value creation is a virtuous circle, starting with margin expansion initiatives generating results that are reinvested to drive organic growth, creating customer value and returns that support further growth – and the cycle continues…”

Serving Large, Growing Food Markets with Low Cyclicality 1 Source: Technavio, “Global Food Processing Machinery Market, 2016-2020” 2 Euromonitor International 3 Technavio, “Global Functional Drinks Market 2016-2020”, April 2016 4 OECD-FAO Agricultural Outlook 2016-2025, WATTAgNet.com 5 JBT management estimate 6 AT Kearney, “Is Big Food in Big Trouble” Global Food Machinery Market1 Size: $53 billion as of 2016 Global Packaged Food Market1 Size: $3.2 trillion by 2020 Growth: 5% CAGR Global Packaged Meat $145 billion2 Functional Fruit & Vegetable Juices 5% 2016-2020 CAGR3 Supportive Key Global Trends in Global Consumption4 (in millions of metric tons; kg/person/year) Functional Fruit & Vegetable Juices $58 billion3 25 70 90 Per Capita Meat Consumption APAC Europe North America Growing Global Income 5.8% Global Disposable Income CAGR 2017-20302 JBT FoodTech Market ~$26 billion5 100 200 300 400 Global Meat Production, 1995 - 2025 Innovation Driving Equipment Investment 11-15% Medium and Small Food Companies’ Revenue CAGR 2012-20156 7

JBT is Positioned to Benefit From Positive Macro Trends…

…unique and supportive trends in both developed and developing markets

Positive Macro Drivers

Growing Middle Class

- 2x growth by 2030[1]; Asia a significant contributor

Protein & Value-Added Food & Bev Consumption

- Positively correlates to GDP per capita

Consolidating Food Industry

- Industry increasingly served by fewer global producers

JBT Positioning

Global Footprint International & local customers	**Strong Asia Presence** Mfg, engineering, Innovation center
Wolf-tec protein Injection technology	**SF&DS** solutions & **ReadyGo Veggie** skid

Accelerating Trends

Consumer Focus on Health, Safety & Convenience

- Increasingly selective consumers seeking 'on-demand' food

Emergence of Clean Labels & Organic Foods

- 10%+ annual growth[2]

Increasing Customer Adoption of Automation

- Shrinking labor pool coupled with rising wages

JBT Positioning

Largest Selection of Preservation Solutions	**iOPS Development** Internet of Things initiative
Avure HPP solutions	**DSI** waterjet portioners, iOPS capabilities

Source:
[1]https://www.ota.com/news/press-releases/19031
[2]http://www.reuters.com/middle-class-infographic

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Consumer Distribution Leading Technology Solutions Provider to High-Value Segments of the Market 9 Delivering innovative solutions we believe offer best-in-class yield and productivity, with a goal of maximizing customer profitability Clear Value Proposition for JBT Customers Yield  Food Safety  Reduced Operating Costs  Uptime  Full-Line Solutions  Global Food and Beverage Producers Farm / Ranch Restaurants Entire Market Value Chain Grocery / C-Store Foodservice Commissary

Global Footprint and Comprehensive Offerings


Canada
U.S.
Mexico
Brazil
Chile
Argentina
U.K.
Netherlands
Belgium
Spain
Sweden
Germany
Italy
Saudi Arabia
South Africa
Russia
China
India
Thailand
Vietnam
Philippines
Malaysia
Indonesia
Australia
New Zealand
FoodTech Production
AeroTech Production
Personnel Location
Corporate HQ

2016 Sales	
NA	62%
EMEA	20%
APAC	10%
LatAm	8%

Global Reach Strengthens Competitive Advantage

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Significant Recurring Revenue…

…through aftermarket parts, service, and emerging iOPS offering with further penetration opportunities

- Improve customer profitability with higher yield and efficiency, while reducing labor costs
- Developing economies driving demand
- New equipment designed to meet evolving customer preferences
  - Organic foods
  - Clean labels
  - Functional beverages
  - Convenience foods

- Real-time data allows for predictive maintenance
- Enables ability to improve equipment performance, resulting in higher customer profitability
- Equipment can preemptively notify of service need


Tailored New Product Development
Large Installed Base
JBT iOPS Overlays Customer Ecosystem
Significant Recurring Revenue
38%
8% CAGR
$413
$438
$455
$518
2013
2014
2015
2016
Recurring Revenue
% of Total Revenue

- 130 years delivering equipment and systems
  - Solutions are highly customized
    - Equipment operates in challenging environment for extended periods of time
      - Significant downtime expense for customers results in planned rebuild opportunities
        - Food safety requirements driving need for regular servicing

Aftermarket Share of Customer Wallet: 30 – 35%

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ONE JBT Continuing Margin Expansion Opportunities 12 Multi-pronged approach continues to deliver value to all stakeholders Key Initiative Focus Long-Term Benefits Integrity, accountability, relentless improvement and teamwork Unlocks benefits of common ownership, e.g. coordinated supply chain, and shared service centers and production facilities Increase customers’ profitability with higher levels of engagement and thorough understanding of their business Enables above market growth rates and margin expansion Deliver continuous improvement in Safety, Quality, Delivery, and Cost metrics and become a lean enterprise Boosts competitive advantage, drives organic growth and lowers cost of goods sold Focus on opportunities that add complementary solutions across portfolio Continuous value creation coupled with stronger global customer opportunities Customer First Relentless Continuous Improvement (RCI) Disciplined Acquisitions …supported by specific JEM and RCI initiatives

13 Demonstrated Margin Expansion Results $91 $103 $124 $158 2013 2014 2015 2016 9.8% 10.4% 11.2% 11.7% 2013 2014 2015 2016 CAGR 20% Margin Expansion Through JEM Framework Execution …margin expansion driving segment operating profit growth well in excess of 2013-2016 sales CAGR of 13% Segment Operating Profit Margin (%) Segment Operating Profit ($M)

1.8% 4.5% 10.8% 9.0%0.9% 1.7% 13.0% 1.8% 5.4% 12.5% 22.0% 2013 2014 2015 2016 Delivering Sustainable Growth Through Organic Initiatives & Disciplined Acquisitions 14 • Accelerate new product & service development • Grow recurring revenue • Build Asia-Pacific business • Execute JBT Excellence Model Total CAGR 13% • Strategic capital allocation focused on FoodTech • Disciplined and standardized always-on acquisition program Exceeded Next Level framework of: Organic growth 3 – 4% Acquisitions 3 – 4% Total 6 – 8% Attractive Revenue Growth Profile Focus on Core Organic Growth Initiative Along with Disciplined Acquisition Growth Organic Growth Inorganic Growth

A Leader in the Consolidation of Our Large, Highly Fragmented Food Equipment Industry

JBT

Opportunity[1]

Protein: $18bn+	Liquid Foods: $8bn+

- Technology strength
- Lack access to global entrants and customers
- Require additional R&D and consistent capital
- Opportunity to augment aftermarket capabilities
- Generational ownership transition


Repeatable, disciplined, metrics-driven approach

Target	Business	Purchase Price
Avure	Protein & Liquid Foods	$57M
Tipper Tie	Protein	$160M
C.A.T.	Protein	$90M
Novus X-Ray	Protein & Liquid Foods	$3M
A&B Process Systems	Liquid Foods	$102M
Stork Food & Dairy Systems	Liquid Foods	~$61M

Plus 3 acquisitions in 2014

Total Capital Deployed across 9 acquisitions: ~$560M

…using a disciplined, focused, strategic approach to consolidate pipeline of high quality, attractive targets

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[1] JBT management estimates

Experienced Management Team with Track Record of Delivering on Past Commitments

Management Delivered Early on 2017 Next Level Commitments

What We Committed To	What We Delivered
Leading food equipment & service provider	✓ Food ~70% of JBT sales | Grew business by 44% since 2013
$1.2-1.3B in Sales | 8-10% Operating Income Margin | Solid cash conversion	✓ $1.3B+ in sales for 2016 | ~9% Operating Income Margin | 3-yr. average >100% cash conversion
FoodTech: Compelling growth trajectory delivering 80% of total earnings	✓ 3-yr CAGR of 13% | ✓ 72% of total earnings | ~75% pro forma for 2016 acquisitions
AeroTech: Solid returns & cash generation to fund overall value creation	✓ 10%+ Operating Income Margin | ~25% W/C as a % of Sales
Clear capital allocation priorities, effective deployment; demonstrated capability to grow organically & through acquisitions	✓ Demonstrated allocation to FoodTech | Completed 6 acquisitions, with collective performance exceeding expectations

Seasoned Team Each With 15+ Years in Industry

	25+ Yrs	Tom Giacomini Chairman, President & CEO
	25+ Yrs	Brian Deck EVP & CFO
	25+ Yrs	Steve Smith EVP, President - FoodTech
	25+ Yrs	Dave Burdakin EVP, President - AeroTech
	25+ Yrs	Jim Marvin EVP, General Counsel & Secretary
	15+ Yrs	Debarshi Sengupta EVP, Corporate Development
	15+ Yrs	Jason Clayton EVP, Human Resources

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JBT: Elevate Framework (2016-2019 Strategy) 2019 • Leading food equipment solutions provider • Sustained capability to grow organically & meaningfully through acquisitions • $1.7-1.8B in Sales | >11% EBIT Margin • Annualized 3-5% Organic growth | 6-7% Inorganic growth | ~15% EPS growth | ~15% ROIC • Clear capital allocation priorities & investor messaging 17

JBT Investor Presentation March 2017